EXHIBIT 32

Certification of Chief Executive Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Micrel, Incorporated (the “Company”) hereby certifies, to such officer’s knowledge, that:
(i)the accompanying Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 30, 2014 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and
(ii)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	October 23, 2014	By	/s/ Raymond D. Zinn
Raymond D. Zinn
Chief Executive Officer

Certification of Chief Financial Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Micrel, Incorporated (the “Company”) hereby certifies, to such officer’s knowledge, that:
(i)the accompanying Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 30, 2014 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and
(ii)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	October 23, 2014	By	/s/ Robert E. DeBarr
Robert E. DeBarr
Chief Financial Officer